UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
 January 22, 2015

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 22, 2015, Plantronics, Inc. ("the Company") entered into a Fifth Amendment to Credit Agreement ("Fifth Amendment") between the Company and Wells Fargo Bank, National Association ("Wells Fargo"). The Fifth Amendment modifies the Credit Agreement between the Company and Wells Fargo dated May 9, 2011, as amended ("Credit Agreement"), to extend the term of the Credit Agreement to May 9, 2018, an extension of one year.

On January 22, 2015, the Company also entered into a Revolving Line of Credit Note ("Note") between the Company and Wells Fargo.  The Note amends and restates the Revolving Line of Credit Note originally entered into in connection with the Credit Agreement in 2011, conforming the maturity date of the Note to that of the Fifth Amendment, May 9, 2018.

Copies of the Fifth Amendment and Note are attached hereto as Exhibits 10.1 and 10.2, and the above summary is qualified in its entirety by reference to the Fifth Amendment and Note.

Item 2.02 Results of Operations and Financial Condition

On January 26, 2015, Plantronics, Inc. ("the Company"), a Delaware corporation, issued a press release reporting its results of operations and financial condition for the third quarter of fiscal year 2015, which ended on December 27, 2014, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 as well as Exhibit 99.1, attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On January 26, 2015, the Company announced in its press release titled "Plantronics Announces Third Quarter Fiscal 2015 Financial Results" that its Board of Directors had declared a cash dividend of $0.15 per share of the Company's common stock, payable on March 10, 2015 to stockholders of record at the close of business on February 20, 2015.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Fifth Amendment to Credit Agreement between Plantronics, Inc. and Wells Fargo Bank, National Association, dated January 22, 2015
10.2	Revolving Line of Credit Note between Plantronics, Inc. and Wells Fargo Bank, National Association, dated January 22, 2015
99.1	Press release issued by Plantronics, Inc. January 26, 2015, entitled "Plantronics Announces Third Quarter Fiscal 2015 Financial Results"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 26, 2015	PLANTRONICS, INC.

		By:	/s/ Pamela Strayer
		Name:	Pamela Strayer
		Title:	Senior Vice President and Chief Financial Officer